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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 28, 1998

                           IMPAC SECURED ASSETS CORP.
             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


     333-08438                      33-0715871
(Commission File Number)            (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 556-0122
              (Registrant's Telephone Number, Including Area Code)



                           ICIFC Secured Assets Corp.
         (Former name or former address, if changed since last report.)
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Item 5.   Other Events
-------   ------------

          The Registrant, upon receiving the requisite number of shareholder votes on January 27, 1998, changed its name from ICIFC Secured Assets Corp. to Impac Secured Assets Corp.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              IMPAC SECURED ASSETS CORP.



Date: February 9, 1998
                              By: /s/ Richard J. Johnson
                                 ____________________________________________
                              Name: Richard J. Johnson
                              Title: Chief Financial Officer and Secretary